                       Securities and Exchange Commission
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 2004

                          The Phoenix Companies, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                       1-16517                 06-1599088
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)

       One American Row, Hartford, CT                           06102 -5056
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  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:           (860) 403-5000
                                                            --------------------

                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

On October 28, 2004, The Phoenix Companies, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004. This is furnished as Exhibit 99.1.

Item 9.         Financial Statements and Exhibits

99.1 News release of The Phoenix Companies, Inc. dated October 28, 2004, regarding the matters described in Item 2.02.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PHOENIX COMPANIES, INC.

Date:  October 28, 2004            By: /s/ Scott R. Lindquist
                                       -----------------------------------------
                                       Name:  Scott R. Lindquist
                                       Title: Senior Vice President and Chief
                                               Accounting Officer